Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
25. Subsequent Events
The Company announced subsequent to year end a change in its reporting structure to formalize Concentric as a separate business unit. The purpose of the reorganization is to strengthen the Company’s focus on the Biosecurity market opportunity which the Company believes is broader than its current offering of the Concentric testing program. The Biosecurity business unit will initially consist of the Concentric platform along with additional biosecurity activities as they are developed potentially including wastewater monitoring, supporting rapid vaccine readiness and future biology-based countermeasures for infectious disease. Beginning in the first quarter of 2022, the Company will report its segment results under two reportable segments: Cell Programming / Foundry and Biosecurity.

On March 11, 2022, the Company entered into a
definitive
agreement to acquire FGen AG (“FGen”), a Swiss company specializing in strain development and optimization. FGen has developed an ultra-high-throughput screening platform built on nanoliter reactor technology which the Company believes will enhance its cell screening capabilities and potentially increase the likelihood of finding enzymes, pathways, and strains or cell lines that perform to diverse product specifications. Under the terms of the agreement, the Company will acquire 100% of the equity of FGen for total consideration of $17.5 million, subject to certain adjustments, payable in New Ginkgo class A common stock, and additional contingent consideration up to $
25
.0 million related to, among other things, the successful integration and deployment of the FGen technology across the Company’s programs.